                                                                  Exhibit (a)(2)
                                 NO. 96-CI-08327

A. R. MILKES AND D. R. BURKLEW,        ss.           IN THE DISTRICT COURT
on behalf of themselves and all other  ss.
limited partners of Courtyard by       ss.
Marriott II Limited Partnership        ss.
                                       ss.
v.                                     ss.
                                       ss.
HOST MARRIOTT CORPORATION,             ss.
MARRIOTT INTERNATIONAL, INC.           ss.           OF BEXAR COUNTY, TEXAS
CBM TWO CORPORATION,                   ss.
COURTYARD MANAGEMENT                   ss.
CORPORATION, HOST                      ss.
INTERNATIONAL INC.,                    ss.
STEPHEN RUSHMORE and                   ss.
HOSPITALITY VALUATION                  ss.
SERVICES, INC.                         ss.            285th JUDICIAL DISTRICT

                CBM II LP PROOF OF CLAIM, ASSIGNMENT AND RELEASE
                ------------------------------------------------

TO: All persons who were named as Plaintiffs in this case and/or who were members of the Class certified on January 31, 1998 and who thereafter sold their limited partnership units in Courtyard by Marriott II Limited Partnership ("CBM II LP") but did not assign their litigation claims, and all holders of limited partnership units in CBM II LP as of March 9, 2000, excluding the Equity Intervenors, the Palm Intervenors, and the Marriott Defendants and Insiders (the "CBM II LP Class"). The CBM II LP Class includes the heirs, executors, administrators, successors and assigns of the members of the CBM II LP Class (the "CBM II LP Class Members").

         ALL PERSONS OR ENTITIES MAKING A CLAIM ("CLAIMANTS") HEREIN ARE URGED TO READ THE NOTICE OF PROPOSED SETTLEMENT OF CLASS ACTION AND SETTLEMENT HEARING (THE "NOTICE") ACCOMPANYING THIS PROOF OF CLAIM, ASSIGNMENT AND RELEASE (THE "PROOF OF CLAIM"), THE CBM II LP PURCHASE OFFER AND CONSENT SOLICITATION (THE "PURCHASE OFFER AND CONSENT SOLICITATION") AND THE CBM II LP CONSENT FORM (THE "CONSENT FORM"), ALL OF WHICH CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED SETTLEMENT DESCRIBED IN THE NOTICE (THE "SETTLEMENT") AND HOW CBM II LP CLASS MEMBERS ARE AFFECTED. CLASS COUNSEL FURTHER URGES THAT YOU READ THE TAX SUMMARY FURNISHED BY SPECIAL TAX COUNSEL, CHAMBERLAIN, HRDLICKA, WHITE, WILLIAMS AND MARTIN, TO CBM II LP CLASS MEMBERS.

         THE SETTLEMENT OF THE MILKES LITIGATION (AS DEFINED HEREIN) ACCORDING TO THE TERMS SET FORTH IN THE SETTLEMENT AGREEMENT DESCRIBED IN THE PURCHASE OFFER AND CONSENT SOLICITATION (THE

"SETTLEMENT AGREEMENT") WILL RESULT IN CERTAIN TAX CONSEQUENCES FOR EACH CBM II LP CLASS MEMBER. EACH CBM II LP CLASS MEMBER IS THEREFORE URGED TO READ THE "FEDERAL INCOME TAX CONSIDERATIONS" SECTION CONTAINED IN THE PURCHASE OFFER AND CONSENT SOLICITATION AND TO CONSULT HIS/HER OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE SETTLEMENT TO SUCH CBM II LP CLASS MEMBER.

         IN ORDER TO FACILITATE THE ORDERLY AND PROMPT PROCESSING OF CLAIMS AND THE DISTRIBUTION OF THE SETTLEMENT AMOUNT TO CBM II LP CLASS MEMBERS, YOU MUST COMPLETE AND SIGN THIS PROOF OF CLAIM AND MAIL IT BY FIRST CLASS MAIL, POSTAGE PREPAID, TO THE CLAIMS ADMINISTRATOR, GEMISYS, AT THE FOLLOWING ADDRESS:

                                     GEMISYS
            Attention: Marriott Hotel Limited Partnership Litigation
                            7103 South Revere Parkway
                            Englewood, Colorado 80112

YOUR EXECUTED PROOF OF CLAIM AND CONSENT FORM MUST BE RECEIVED BY GEMISYS NO LATER THAN _________, 2000, UNLESS THE PURCHASE OFFER DESCRIBED IN THE PURCHASE OFFER AND CONSENT SOLICITATION (THE "PURCHASER OFFER") IS EXTENDED (AS SO EXTENDED, THE "EXPIRATION DATE").

A pre-addressed stamped envelope has been provided for your use to return this Proof of Claim, along with your completed YELLOW Consent Form, to the above address.

         YOUR FAILURE TO DELIVER THIS PROOF OF CLAIM BY THE EXPIRATION DATE MAY PRECLUDE YOU FROM PARTICIPATING IN ANY RECOVERY IN THIS ACTION, BUT YOU WILL NONETHELESS BE BOUND BY ANY ORDERS AND JUDGMENTS ENTERED IN THIS CASE UNLESS YOU "OPT-OUT" OF THE SETTLEMENT BY FOLLOWING THE PROCEDURES SET FORTH IN THE NOTICE. IN ADDITION, YOUR FAILURE TO DELIVER THE CONSENT FORM MAY RESULT IN THE SETTLEMENT NOT BEING APPROVED.

ALL TERMS NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASSIGNED TO THEM IN THE SETTLEMENT AGREEMENT.

              PLEASE TYPE OR PRINT THE INFORMATION REQUESTED HEREIN
              -----------------------------------------------------

ALL INSTRUCTIONS ACCOMPANYING THIS PROOF OF CLAIM SHOULD BE READ CAREFULLY BEFORE THIS PROOF OF CLAIM IS COMPLETED


I.       IDENTIFY YOUR OWNERSHIP INTEREST IN CBM II LP:
         ---------------------------------------------

_____             Individual  Claimant:  I am  acting  in my own  interest  as an  owner  of a unit  of  limited partnership interest in CBM II LP  (a "Unit"), half-Unit or other fractional Unit.

_____             Joint  Claimant:  We are  claimants  jointly.  (All joint  owners must  complete and sign this form if the Unit, half-Unit or other fractional Unit is jointly owned).

_____             Partnership Claimant: I am authorized to make this claim on behalf of the Partnership.

_____             Corporate Claimant: I am authorized to make this claim on behalf of the Corporation.

_____             Decedent's  Estate Claimant:  I am the executor or administrator of the estate of ____________
                  (deceased)  whose  last  address  was  ________.  (Attach  a copy  of  the  proof  of  current authority to act. See Instruction 4).

_____             Custodial or Guardian  Claimant:  I am the  custodian  or guardian for _____ whose  address is
                  __________,  __________.  (Attach  a copy of  proof  of the  current  authority  to  act.  See
                  Instruction 4).

_____             Broker,  Agent,  Fiduciary  or  Attorney:  I am a broker,  agent,  fiduciary  or attorney  for claimant.  (Attach a power of  attorney or copy of other  proof of current  authority  to act.
                  See Instruction 4).

_____             Trustee:  I am a Trustee for  Claimant.  (Attach a power of attorney or copy of other proof of current authority to act as a Trustee. See Instruction 4).

II.  DESCRIPTION OF UNITS TENDERED:
     -----------------------------

------------------------------------------------------------ ---------------------------------------------------------
      Name(s) and Address(es) of Registered Holder(s)                        Number of Units Tendered
  (Please fill in, if blank, exactly as name(s) appear(s)             (Attach additional list, if necessary)
              on transfer books of CBM II LP)
------------------------------------------------------------ ---------------------------------------------------------
                                                                    Total Number                Number of Units
                                                                   of Units Owned                  Tendered
------------------------------------------------------------ ---------------------------- ----------------------------

------------------------------------------------------------ ---------------------------- ----------------------------

------------------------------------------------------------ ---------------------------- ----------------------------

------------------------------------------------------------ ---------------------------- ----------------------------

------------------------------------------------------------ ---------------------------- ----------------------------

------------------------------------------------------------ ---------------------------- ----------------------------

------------------------------------------------------------ ---------------------------- ----------------------------


III.     OWNERSHIP INTEREST IN CBM II LP:
         -------------------------------


Claimant(s) owns(s): _________________________________ Units(s).


IV.      SUBMISSION TO JURISDICTION OF THE COURT:
         ---------------------------------------

     By submitting this Proof of Claim, I state that I believe in good faith that I am a CBM II LP Class Member as defined in the Notice, or am authorized to act for such person or entity; and that I desire to participate in the Settlement described in the Notice and believe that I am entitled to do so.

     I, and the person or entity I represent, if any, understand that I am subject to the jurisdiction of the 285th Judicial District Court of Bexar County, Texas, for purposes of this claim, and will be bound by and subject to the judgments and orders of the Court in the action styled: A.R. Milkes and D.R. Burklew, et al v. Marriott International, Inc., et al. (the "Milkes Litigation"), and will furnish additional information or proof with respect to this Proof of Claim if required to do so.

     I have read and understand the contents of the Notice and the Purchase Offer and Consent Solicitation Statement accompanying this Proof of Claim, and further understand that reference is made in this Proof of Claim to the Notice and the Purchase Offer and Consent Solicitation for the matters described and the terms defined therein. I further agree and understand that if the Settlement is approved by the Court and becomes effective, all claims against the Released Persons (as defined herein) which have been or could have been asserted by me or on my behalf relating to the subject matter of the Milkes Litigation will be satisfied, discharged, and extinguished forever.

V.       ASSIGNMENT OF UNITS TO THE PURCHASER:
         ------------------------------------

         By my signature hereto, the undersigned holder of Unit(s) in CBM II LP (hereinafter, a "Unitholder"), as part of the Settlement and for other good and valuable consideration, hereby assign(s), transfer(s) and convey(s) all my/our Unit(s) in CBM II LP, together with all right, title and interest to such Unit(s), to CBM II Holdings LLC (the "Purchaser") or its designee. The undersigned hereby irrevocably constitute(s) and appoints(s) CBM Two LLC, the General Partner of CBM II LP, as my/our attorney in fact to transfer said Unit(s) with full power of substitution in the premises. This assignment will become effective when the Judgment Order approving the Settlement becomes Final.

VI.      REPRESENTATIONS AND WARRANTIES:
         ------------------------------

         The undersigned hereby irrevocably appoints designees of the Purchaser as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Units tendered by the undersigned and accepted for payment by the Purchaser and with respect to any and all other Units or other securities or rights issued or issuable in respect of such Units on or after the date of this Proof of Claim. All such proxies shall be considered coupled with an interest in the tendered Units. This appointment will become effective when the Judgment Order rendered by the Court becomes Final. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Units or other securities or rights will, without further action, be revoked, and no subsequent proxies may be given (and, if given, will not be deemed effective) by the undersigned. The designees of the Purchaser will, with respect to such Units and other securities or rights, be empowered to exercise all voting and other rights of the undersigned as the designees, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the Unitholders, by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for Units to be deemed validly tendered, immediately after the Judgment Order rendered by the Court becomes Final, upon the Purchaser's acceptance for payment of such Units, the Purchaser must be able to exercise full voting and other rights with respect to such Units and other securities or rights including voting at any meeting of Unitholders then scheduled or acting by written consent. In addition, by executing this Proof of Claim, the undersigned agrees promptly to remit and transfer to GEMISYS for the account of the Purchaser any and all cash dividends, distributions, rights, other Units and other securities issued or issuable in respect thereof on or after the date that the Court renders a Judgment Order (assuming there is no appeal of the Judgment Order) or, in the event of an appeal, the date that the Judgment Order becomes Final, accompanied by appropriate documentation of transfer. The undersigned further acknowledges and agrees that pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such other Units or other securities or property and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Units tendered hereby (and any and all other Units or other securities issued or issuable in respect thereof on or after _____________, 2000) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by GEMISYS or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Units tendered hereby (and all such other Units or securities).

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Purchase Offer and Consent Solicitation, this tender is irrevocable.

         The undersigned understands that tenders of Units pursuant to any one of the procedures described in the Purchase Offer and Consent Solicitation under the heading "The Purchase Offer--Procedures for Accepting the Purchase Offer and Tendering Units" and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Purchase Offer and Consent Solicitation.

         The check for the purchase price of all Units purchased will be issued in the name(s) of the registered holder(s) appearing above under "Description of Units Tendered." Unless otherwise indicated, the check for the purchase price of all Units purchased (and accompanying documents, as appropriate) will be mailed to the address(es) of the registered holder(s) appearing above under "Description of Units Tendered." The undersigned recognizes that the Purchaser has no obligation to transfer any Units from the name of the registered holder(s) thereof.

VII.     RELEASE:
         -------

         My signature hereto constitutes a full and complete release, relinquishment and discharge by me, or if I am submitting this Proof of Claim on behalf of a corporation, a partnership, estate, trust, or one or more other persons or entities, by it, him, her or them, and by my, its, his, hers or their trustees, shareholders, parents, affiliates, subsidiaries, general or limited partners, and the respective executors, administrators, predecessors, successors, affiliates and assigns of any of the above-referenced persons or entities, of:

(i) each and all of the Defendants in the Milkes Litigation, namely Host Marriott Corporation, Marriott International, Inc., CBM Two LLC (successor by merger to CBM Two Corporation), Host International, Inc., Courtyard by Marriott II Limited Partnership, Courtyard Management Corporation and J.W. Marriott, Jr., together with their predecessors, successors, parents, subsidiaries, divisions, affiliates and related entities (collectively, the "Defendants"); (ii) each of the Defendants' respective past or present directors, officers, employees, partners, members, principals, trustees, agents, servants, appraisers, including, but not limited to, Stephen Rushmore and Hospitality Valuation Services, Inc., underwriters, issuers, shareholders, insurers, co-insurers, reinsurers, independent contractors, controlling shareholders, wholesalers, resellers, distributors, retailers, attorneys, accountants, auditors, consultants, investment bankers, advisors, personal representatives, affiliates, predecessors, successors, parents, subsidiaries, divisions, assigns, spouses, heirs, executors, administrators, associates, and related or affiliated entities; and (iii) any members of any the foregoing persons' immediate families, or any trust of which any of the foregoing persons is the settlor or which is for the benefit of any of the foregoing persons and/or member(s) of his or her family (collectively, the "Released Persons") from:

(A) any and all past, present, existing, future, pending or threatened, suspected or unsuspected, class, derivative, representative and individual claims, rights, demands, assertions, actions, causes of action, litigation, lawsuits, allegations, debts, liens, accounts, dues, sums of money, reckonings, bonds, bills, specialties, contracts, covenants, agreements, controversies, promises, cross-actions, liabilities, trespasses, obligations, losses, damages, costs, expenses, judgments, executions, remedies and suits, of every kind and nature whatsoever; whether in contract or in tort; whether at law or in equity; whether based upon fraud, breach of contract, misrepresentation, negligent misrepresentation, negligence, gross negligence, intentional conduct, libel, slander, business disparagement, oppression, civil conspiracy, deceit, tortious interference, all other business torts, breach of the duty of good faith and fair dealing, breach of fiduciary duty, or any other duty or claim under common law or statute of any nature or jurisdiction, including, without limitation, the DECLARATORY JUDGMENT ACT, the TEXAS FREE ENTERPRISE & ANTITRUST ACT OF 1983, TEX. BUS. & COM. CODE SS. 15.01, ET SEQ., the TEXAS BUSINESS CORPORATION ACT, the TEXAS PARTNERSHIP ACT, the TEXAS LIMITED PARTNERSHIP ACT, the DELAWARE REVISED UNIFORM LIMITED PARTNERSHIP ACT, THE SECURITIES ACT OF 1933, 15 U.S.C.A. SS.SS. 77k, 77o; and the SECURITIES EXCHANGE ACT OF 1934, 15 U.S.C.A. SS.SS. 78b, 78t, 17 C.F.R. SS. 240.10b-5; whether arising under or out of any sale, purchase, offer, tender, contract, agreement, conspiracy, combination, communication, meeting, joint or concerted action; or whether arising under or by virtue of any statute or regulation that now exists or may be created or recognized in the future in any manner, including without limitation, by statute, regulation or judicial decision, including without limitation, all claims arising under or by virtue of the federal and/or state securities laws; together with all past, present, existing, future, liquidated or unliquidated, fixed or contingent, known or unknown, suspected or unsuspected, pending or threatened injuries, damages, losses, costs, expenses and remedies of every kind and nature, including, but not limited to, actual damages; all exemplary and punitive damages; all penalties of any kind, including but not limited to tax liabilities or penalties; all statutory damages; all property and economic damages; all damages to loss of individual or business reputation, loss of business, loss of company, loss of assets, diminution in assets or investments, loss of standard of living, lost profits and goodwill; all consequential damages; all mental anguish and other similar emotional and psychological damages, including loss of society, affection, consortium, enjoyment and the like, and all other personal injury damages; together with all prejudgment and postjudgment interest, costs and attorneys' fees; whether heretofore or hereafter accruing (all collectively, the "Claims"); known or unknown, whether each of which directly or indirectly arise out of, in connection with, or are attributable to, for, or related to: (1) the purchase and/or sale of the Unit(s); (2) the operation, property management and/or asset management of the Courtyard by Marriott Hotels owned by CBM II LP, as described more fully in the CBM II LP Private Placement Memorandum (the "Hotels"), and the formation, operation, administration and/or reporting of CBM II LP, including, but not limited to, the calculation and payment of all partner and partnership distributions or the failure to do same; the calculation and payment of all returns, including the priority return, or the failure to do same; the calculation and use of all FF&E funds; the results of operations of CBM II LP or the Hotels; the improvements and/or lack thereof of the Hotels; the use, administration, management, or operations of CBM II LP and/or any Hotel; the use of cash derived from the management or operations of CBM II LP and/or any Hotel; any borrowings or failure(s) to borrow or refinance and/or to distribute proceeds from same; any property management agreement; any guarantee agreement; and any publication or disclosure, report, statement or notice, or the failure to give same, concerning CBM II LP or the Hotels; (3) the conduct, facts, circumstances, matters, causes, communications, agreements, meetings, approvals, purchases, occurrences, transactions, and/or allegations asserted, relied upon or referred to, or which could have been asserted, relied upon, or alleged in the Litigation arising out of the transactions or occurrences that are the subject matter of the Milkes Litigation; (4) any matter or thing done, omitted or suffered to be done relating to CBM II LP and/or the Hotels arising out of the transactions or occurrences that are the subject of the Milkes Litigation; (5) any matter that has been brought or that could have been brought before or in any court, tribunal, or forum, in this or any other jurisdiction, in these United States or anywhere else, specifically including but not limited to, any claims which were or could have been asserted in the Milkes Litigation arising out of the transactions or occurrences that are the subject matter of the Milkes Litigation; (6) the resolution of the Milkes Litigation, including but not limited to, all claims, demands, and causes of action which now exist or may arise in the future by virtue of any assignment or otherwise, arising out of the manner in which the Released Persons, or any other representative of the Released Persons, handled, settled, or defended any claims, demands, or causes of action asserted in the Milkes Litigation; and (7) the provisions, rights, and benefits of Section 1542 of the California Civil Code and any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or any principle of common law, which is similar, comparable or equivalent to Section 1542 of the California Civil Code; and

         (B) all known Claims as of the date the Release is executed arising from or relating to the purchase, sale, real estate investment trust or other conversion, assignment, holding, operation, performance of, or investment in each and all of the Defendants and their respective predecessors and successors, and their respective present or former parents, subsidiaries or affiliates (all Claims referred to in this Section VII are herein collectively referred to as the "Released Claims").

         Nothing in this Release is intended to release, waive, or alter the ability of any settling party to assert any claim arising under the Settlement Agreement.


VIII.    DOCUMENTATION REQUIRED:
         ----------------------

     A. The information contained in this Proof of Claim is subject to verification. You must cooperate in any such verification process.

     B. If you are signing this Proof of Claim in a representative capacity, you must submit proof of your current authority to act for the CBM II LP Class member in such capacity.

     C. To prevent federal income tax withholding on the amounts payable to you pursuant to the Settlement, you are required to complete, execute and return with this Proof of Claim the Certificate of Non-Foreign Status attached hereto as part of Annex A.

IX.      CERTIFICATION UNDER PENALTY OF PERJURY:
         --------------------------------------

         Each Claimant signing this Proof of Claim represents that such Claimant is authorized to execute and deliver this Proof of Claim and is not a person or entity excluded from the CBM II LP Class as defined in the Notice.

         I (we) declare under the penalties of perjury that I am (we are) the Claimant(s), or that I am (we are) authorized in writing to make this claim on behalf of Claimant(s). I (we) also declare under the penalties of perjury that all the information provided herein is true, complete and correct. I (we) further declare, under the penalties of perjury, that this Proof of Claim was executed by me (us) as my (our) free and voluntary act and deed, after having it fully explained to me and/or after having read it, the Notice, the Purchase Offer and Consent Solicitation and the Consent Form completely and having fully understood their contents, and after realizing the effect to be a full and final release and discharge of the Released Persons from the Released Claims, and a complete and total assignment and transfer of the Units I (we) own in CBM II LP to the Purchaser or its designee; that I (we) have entered into this Proof of Claim relying solely on my own independent analysis, beliefs and judgment, that I (we) expressly waive, disclaim, abandon and relinquish any reliance (actual, perceived or otherwise) on any Defendant, and that I (we) assume the full risk of discovery of any facts, legal issues, events or allegations of any type, and that this Proof of Claim was executed by me (us) without any threat, force, duress, or reliance upon any representation of any kind made by any person whomsoever, except as set forth herein and in the Notice.

         EVEN IF YOU FAIL TO TIMELY SUBMIT A PROOF OF CLAIM, YOU WILL BE BOUND BY ANY ORDERS AND JUDGMENTS ENTERED IN THIS CASE, UNLESS YOU ELECT TO "OPT OUT" OF THE SETTLEMENT. BY VIRTUE OF THE ORDERS AND JUDGMENTS ENTERED IN THIS CASE YOU WILL ALSO BE DEEMED TO HAVE RELEASED THE RELEASED CLAIMS AGAINST THE RELEASED PERSONS AND TO HAVE ASSIGNED, TRANSFERRED AND CONVEYED TO THE PURCHASER OR ITS DESIGNEE YOUR UNIT(S).



[ATTACH LABEL HERE]
(leave adequate space for label)




------------------------------------------------------------------------------
PLEASE SIGN THIS DOCUMENT IN THE MANNER YOUR NAME(S) APPEAR(S) ON THE LABEL AFFIXED ABOVE.

                                    IMPORTANT
               UNITHOLDER: SIGN HERE AND COMPLETE THE CERTIFICATE
                        OF NON-FOREIGN STATUS IN ANNEX A

------------------------------------------------------------------------------


------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Dated: ______________, 2000

Name(s):______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Capacity (full title):__________________________________________________________
                               (See Instruction 4)

Address:______________________________________________________________________


 ------------------------------------------------------------------------------
                               (Include Zip Code)

Daytime Area Code and
Telephone Number: _____________________________________________________________


Taxpayer Identification Number:_________________________________________________

(Must be signed by registered holder(s) or person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

                                  INSTRUCTIONS
Forming Part of the Terms and Conditions of the Purchase Offer and Consent Solicitation

     1. Requirements of Tender. This Proof of Claim (or a facsimile hereof),
        ----------------------
properly completed and duly executed, with any required signature guarantees and any other documents required by this Proof of Claim, must be received by GEMISYS at its address set forth herein on or prior to the Expiration Date.

     The method of delivery of this Proof of Claim and all other required documents is at the option and sole risk of the tendering Unitholder and the delivery will be deemed made only when actually received by GEMISYS. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional Units, other than half-Units previously issued and outstanding, will be purchased. All tendering Unitholders, by execution of this Proof of Claim (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Units for payment.

     2. Inadequate Space. If the space provided herein under "Description of
        ----------------
Units Tendered" is inadequate, the number of Units should be listed on a separate signed schedule attached hereto.

     3. Partial Tenders. If fewer than all the Units held by a Unitholder are to
        ---------------
be tendered hereby, fill in the number of Units which are to be tendered in the box entitled "Number of Units Tendered" as appropriate.

     4. Signatures on Proof of Claim and Endorsements. If this Proof of Claim is
        ---------------------------------------------
signed by the registered holder(s) of the Units tendered hereby, the signature(s) must correspond with the name(s) as written on the transfer books of the Partnership without any change whatsoever.

     If any of the Units tendered hereby are owned of record by two or more joint owners, all such owners must sign this Proof of Claim.

     If any of the tendered Units are registered in different names, it will be necessary to complete, sign and submit as many separate Proofs of Claim as there are different registrations.

     If this Proof of Claim is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     5. Transfer Taxes. Except as set forth in this Instruction 5, the Purchaser
        --------------
will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased Units to it or its order, pursuant to the Purchase Offer. If, however, payment of the purchase price is to be made to, or if tendered Units are registered in the name of, any person other than the person(s) signing this Proof of Claim, the amount of any transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

         6. Requests for Assistance or Additional Copies. You may direct
            --------------------------------------------
questions and requests for assistance relating to the completion of this Proof of Claim to GEMISYS, Inc., telephone number (800) 955-0245. Requests for additional copies of the Purchase Offer and Consent Solicitation, this Proof of Claim and other related materials may be directed to GEMISYS, Inc. or brokers, dealers, commercial banks and trust companies and such materials will be furnished at the Purchaser's expense. You are encouraged to call David Berg or Jim Moriarty, counsel to the class action plaintiffs, if you have questions regarding the terms of the Settlement. Mr. Berg's telephone number is (713) 529-5622 and Mr. Moriarty's telephone number is (713) 528-0700.

         7. Waiver of Conditions. Certain of the conditions of the Purchase
            --------------------
Offer may be waived by the Purchaser, in whole or in part, to the extent set forth in the Purchase Offer and Consent Solicitation.

         8. Certification Regarding Non-Foreign Status. To comply with the
            ------------------------------------------
Foreign Investment in U.S. Real Property Act of 1980 ("FIRPTA"), ten percent (10%) of the amount realized by you with regard to the disposition of your Units pursuant to the Settlement may be required to be withheld unless you complete, execute and return to GEMISYS the appropriate Certificate of Non-Foreign Status (depending on whether you are an individual or an entity) included in this Proof of Claim. Because uncertainty exists as to the correct allocation of the amount received by a CBM II LP Class Member who does not affirmatively "opt out" of the Settlement between the amount received in settlement of the Milkes Litigation and the amount received in exchange for the CBM II LP Class Member's Units, solely for purposes of determining any amounts required to be withheld, the "amount realized" by such a CBM II LP Class Member will be treated as the sum of
(1) the amount of $147,959 per Unit (or a pro rata portion thereof) plus (2) the CBM II LP Class Member's share of CBM II LP's nonrecourse liabilities immediately prior to the disposition of his Units. The "amount realized" by a CBM II LP Class Member who affirmatively "opts out" of the Settlement will be treated as the sum of (a) the cash amount received for his Units pursuant to the Settlement (which will be deemed to include any amount owed by the CBM II LP Class Member on the original purchase price of his Units), plus (b) the CBM II LP Class Member's share of CBM II LP's nonrecourse liabilities immediately prior to the disposition of his Units.

         Even if you do not return the rest of this Proof of Claim or even if you affirmatively Opt-Out, you should still complete and return to GEMISYS the Certificate of Non-Foreign Status to avoid the application of withholding to payments made to you pursuant to the Settlement. Please review the enclosed guidelines regarding taxpayer identification number for information regarding the correct taxpayer identification number to use.

         IMPORTANT: THIS PROOF OF CLAIM (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY GEMISYS, ON OR PRIOR TO THE EXPIRATION DATE.

                                     ANNEX A

                    COURTYARD BY MARRIOTT LIMITED PARTNERSHIP

                        CERTIFICATE OF NON-FOREIGN STATUS
                                 for Individuals


         To inform you that withholding of tax is not required under Section 1445 of the Internal Revenue Code upon amounts received by me in connection with the purchase by the Purchaser of outstanding units of limited partnership interest ("Units") in Courtyard by Marriott II Limited Partnership ("CBM II LP") or the acquisition of Units pursuant to the merger of CBM II Acquisition L.P., an affiliate of the Purchaser, with and into CBM II LP, with CBM II LP surviving, in connection with the settlement of certain claims described in that certain Settlement Agreement, dated as of March 9, 2000 (the "Settlement Agreement"), I, the undersigned, hereby certify the following:

1.   I am not a nonresident alien for purposes of U.S. income taxation;

2.   My U.S. taxpayer identifying number (Social Security Number) is:

                              ;  and
     -------------------------
3.   My current home address is as follows:
                                             -----------------------------------

     ---------------------------------------------------------------------------

     I hereby agree that if I become a nonresident alien prior to the date that I receive any payment in respect of the Settlement Agreement, (i) I will notify GEMISYS, at 7103 South Revere Parkway, Englewood, Colorado 80112 (Attention:
Marriott Hotel Limited Partnership Litigation), and (ii) I hereby authorize the withholding of ten percent (10%) of the "amount realized" (as such term is defined in Section 1001 of the Internal Revenue Code) by me in connection with the Settlement Agreement. I understand that this certification may be disclosed to the Internal Revenue Service and that any false statement I have made here could be punished by fine, imprisonment, or both.

     Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

         SIGNATURE _______________________           DATE____________

         PRINT NAME ______________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN WITHHOLDING OF 10 PERCENT OF THE AMOUNT REALIZED BY YOU IN CONNECTION WITH THE SETTLEMENT. PLEASE REVIEW THE ENCLOSED GUIDELINES REGARDING TAXPAYER IDENTIFICATION NUMBER FOR ADDITIONAL DETAILS.

                    COURTYARD BY MARRIOTT LIMITED PARTNERSHIP

                        CERTIFICATE OF NON-FOREIGN STATUS
                                  for Entities


         To inform you that withholding of tax is not required under Section 1445 of the Internal Revenue Code upon amounts received by ______________________________ in connection with the purchase by the Purchaser of outstanding units of limited partnership interest ("Units") in Courtyard by Marriott II Limited Partnership ("CBM II LP") or the acquisition of Units pursuant to the merger of CBM II Acquisition L.P., an affiliate of the Purchaser, with and into CBM II LP, with CBM II LP surviving, in connection with the settlement of certain claims described in that certain Settlement Agreement, dated as of March 9, 2000 (the "Settlement Agreement"), the undersigned hereby
certifies the following on behalf of      .

     1.            is not a foreign corporation, foreign partnership, foreign
          ---------
          trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2.                                     's U.S. employer identifying number
              ------------------------------
              is                                 ; and
                 --------------------------------

     3.                                     's office address is:
              ------------------------------

              -----------------------------------------------------------------.

_________________________ hereby agrees that if ___________________________
becomes a foreign person prior to the date any payment in respect of the Settlement Agreement is received by _________________________, (i) __________________________ will notify GEMISYS, at 7103 South Revere Parkway, Englewood, Colorado 80112 (Attention: Marriott Hotel Limited Partnership Litigation), and (ii) _________________________________ hereby authorizes the withholding of ten percent (10%) of the "amount realized" (as such term is defined in Section 1001 of the Internal Revenue Code) by _________________________________ in connection with the Settlement Agreement.
         understands that this certification may be disclosed to the Internal Revenue Service and that any false statement made here could be punished by fine, imprisonment, or both.

         Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of ________________________________.

         SIGNATURE __________________________________         DATE _____________

         PRINT NAME _________________________________

         TITLE ________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 10 PERCENT OF THE AMOUNT REALIZED BY YOU IN CONNECTION WITH THE SETTLEMENT. PLEASE REVIEW THE ENCLOSED GUIDELINES REGARDING TAXPAYER IDENTIFICATION NUMBER FOR ADDITIONAL DETAILS.